As filed with the United States Securities and Exchange Commission on October 20, 2006.
Registration No. 333-136686

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2 to
FORM S-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Superior Energy Services, Inc.
For Co-Registrants, See “Table of Co-Registrants.”
(Exact name of each registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1389 (Primary Standard Industrial Classification Code Number)	75-2379388 (I.R.S. Employer Identification Number)
1105 Peters Road
Harvey, Louisiana 70058
(504) 362-4321
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Robert S. Taylor	Copy to:
Chief Financial Officer
Superior Energy Services, Inc.
1105 Peters Road
Harvey, Louisiana 70058
(504) 362-4321
(Name, address, including zip code, and telephone number,
including area code, of agent for service)	William B. Masters Scott D. Chenevert Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. 201 St. Charles Avenue, 51st Floor New Orleans, Louisiana 70170 (504) 582-8278 Fax: (504) 589-8278
Approximate date of commencement of proposed sale to the public:
As soon as practicable after this registration statement becomes effective.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
CALCULATION OF REGISTRATION FEE

		Proposed	Proposed
		maximum	maximum
Title of each	Amount	offering	aggregate	Amount of
class of securities	to be	price per	offering	registration
to be registered	registered	unit	price(1)	fee
6 7/8% Senior Notes due 2014	$300,000,000	100%	$300,000,000	$32,100
Guarantees of 6 7/8% Senior Notes due 2014	$300,000,000	100%	$300,000,000	(2)

(1)	Determined solely for the purpose of calculating the registration fee in accordance with Rule 457(f) of the Securities Act of 1933.

(2)	Pursuant to Rule 457(n) under the Securities Act of 1933, no separate fee for the guarantees is payable.

     The registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

TABLE OF CO-REGISTRANTS
     Each of the following subsidiaries of Superior Energy Services, Inc., and each other subsidiary that is or becomes a guarantor of the securities registered hereby, is hereby deemed to be a registrant.

	JURISDICTION OF	I.R.S. EMPLOYER
	INCORPORATION OR	IDENTIFICATION
EXACT NAME OF ADDITIONAL REGISTRANTS*	FORMATION	NUMBER
SESI, L.L.C.	Delaware	76-0664124
1105 Peters Road, L.L.C.	Louisiana	76-0664198
Blowout Tools, Inc.	Texas	76-0111962
Concentric Pipe and Tool Rentals, L.L.C.	Louisiana	76-0664127
Connection Technology, L.L.C.	Louisiana	76-0664128
CSI Technologies, LLC	Texas	47-0946936
Drilling Logistics, L.L.C.	Louisiana	76-0664199
F. & F. Wireline Service, L.L.C.	Louisiana	76-0664129
Fastorq, L.L.C.	Louisiana	76-0664133
H.B. Rentals, L.C.	Louisiana	72-1307291
International Snubbing Services, L.L.C.	Louisiana	76-0664134
J.R.B. Consultants, Inc.	Texas	74-1876272
Non-Magnetic Rental Tools, L.L.C.	Louisiana	76-0664213
ProActive Compliance, L.L.C.	Delaware	20-4803434
Production Management Industries, L.L.C.	Louisiana	76-0664137
SE Finance LP	Delaware	76-0668090
SEGEN LLC	Delaware	72-1491885
SELIM LLC	Delaware	72-1491884
SEMO, L.L.C.	Louisiana	81-0583622
SEMSE, L.L.C.	Louisiana	81-0583620
SPN Resources, LLC	Louisiana	16-1671971
Stabil Drill Specialties, L.L.C.	Louisiana	76-0664138
Sub-Surface Tools, L.L.C.	Louisiana	76-0664195
Superior Canada Holding, Inc.	Delaware	20-0833087
Superior Energy Services, L.L.C.	Louisiana	76-0664196
Superior Inspection Services, Inc.	Louisiana	72-1454991
Universal Fishing and Rental Tools, Inc.	Louisiana	02-0634841
Wild Well Control, Inc.	Texas	74-1873477
Workstrings, L.L.C.	Louisiana	72-1340390

*	The address for each of the co-registrants is 1105 Peters Road, Harvey, Louisiana, 70058, telephone (504) 362-4321.
EXPLANATORY NOTE
     The sole purpose of this Amendment No. 2 to Superior Energy Services, Inc.’s Registration Statement on Form S-4 (No. 333-136686) is to modify the previously filed Exhibit 5.1.

PART II: INFORMATION NOT REQUIRED IN THE PROSPECTUS
Item 20. Indemnification of Directors and Officers.
     Our certificate of incorporation contains provisions eliminating the personal liability of our directors and stockholders for monetary damages for breaches of their fiduciary duties as directors to the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”). By virtue of these provisions, under current Delaware law a director of the Company will not be personally liable for monetary damages for a breach of his or her fiduciary duty except for liability for (a) a breach of his or her duty of loyalty to the Company or to its stockholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) dividends or stock repurchases or redemptions that are unlawful under Delaware law and (d) any transaction from which he or she receives an improper personal benefit. In addition, our certificate of incorporation provides that if Delaware law is amended to authorize the further elimination or limitation of the liability of a director, then the liability of the directors shall be eliminated or limited to the fullest extent permitted by Delaware law, as amended. These provisions pertain only to breaches of duty by directors as directors and not in any other corporate capacity, such as officers, and limit liability only for breaches of fiduciary duties under Delaware corporate law and not for violations of other laws such as the federal securities laws.
     Our certificate of incorporation also requires us to indemnify our directors, officers, employees and agents to the fullest extent permitted by the DGCL against certain expenses and costs, judgments, settlements and fines incurred in the defense of any claim, including any claim brought by or in the right of the Company, to which they were made parties by reason of being or having been directors, officers, employees and agents.
     Under Section 9 of our bylaws, we are required to defend and indemnify each person who is involved in any threatened or actual claim, action or proceeding by reason of the fact that such person is or was a director or officer or serving in a similar position with respect to another entity at our request if (a) the director or officer is successful in defending the claim on its merits or otherwise or (b) the director or officer meets the standard of conduct described in Section 9 of our bylaws. However, the director or officer is not entitled to indemnification if (i) the claim is brought by the director or officer against us or (ii) the claim is brought by the director or officer as a derivative action by us or in our right, and the action has not been authorized by our board of directors. The rights conferred by Section 9 of our bylaws are contractual rights and include the right to be paid expenses incurred in defending the action, suit or proceeding in advance of its final disposition.
     In addition, we have entered into an indemnity agreement with each of our directors pursuant to which we have agreed under certain circumstances to purchase and maintain directors’ and officers’ liability insurance. The agreements also provide that we will indemnify the directors or officers, as applicable, and certain key executive officers, against any costs and expenses, judgments, settlements and fines incurred in connection with any claim involving them by reason of their position as a director or officer, as applicable, that are in excess of the coverage provided by such insurance (provided that the director or officer meets certain standards of conduct). Under the indemnity agreements, we are not required to purchase and maintain directors’ and officers’ liability insurance if our board of directors unanimously determines in good faith that there is insufficient benefit to us from the insurance.
Item 21. Exhibits and Financial Statement Schedules
(a)	Exhibits

3.1	Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996)

3.2	Certificate of Amendment to the Company’s Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 1999)

3.3	Amended and Restated By -laws of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Form 8-K filed on November 15, 2004)

4.1	Specimen Stock Certificate (incorporated herein by reference to Amendment No. 1 to the Company’s Form S-4 on Form SB-2 (Registration Statement No. 33-94454))

4.2	Indenture, dated as of May 22, 2006, by and among SESI, L.L.C., the Guarantors thereunder and The Bank of New York Trust Company, N.A. as trustee, with respect to the 6 7/8% Senior Notes due 2014 of SESI, L.L.C. (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 23, 2006)

4.3	Form of 6 7/8% Senior Note due 2014 (included in Exhibit 4.1 of this Registration Statement)

4.4	Registration Rights Agreement, dated as of May 22, 2006, by and among SESI, L.L.C., the Guarantors thereunder, and Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc., Howard Weil Incorporated, Johnson Rice & Company L.L.C., Pritchard Capital Partners, LLC, Raymond James & Associates, Inc. and Simmons & Company International (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8 -K filed on May 23, 2006)

5.1	Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. regarding the validity of the Exchange Notes*

12.1	Calculation of Ratio of Earnings to Fixed Charges**

21.1	Subsidiaries of the Company**

23.1	Consent of KPMG LLP*

23.2	Consent of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. (included in Exhibit 5.1 of this Registration Statement)*

23.3	Consent of DeGolyer and MacNaughton*

24.1	Power of Attorney**

25.1	Statement of Eligibility of The Bank of New York Trust Company, N.A., as trustee**

99.1	Form of Letter of Transmittal**

99.2	Form of Notice of Guaranteed Delivery**
  * Filed herewith.
** Previously filed.
Item 22. Undertakings.
     Each of the undersigned registrants hereby undertakes:
     1. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
     2. To respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.
     3. To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this registration statement when it became effective.
     4. (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
     (b) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
     5. For purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended), that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Terence E. Hall
Terence E. Hall
Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
	Chairman of the Board and	October 20, 2006
/s/ Terence E. Hall	Chief Executive Officer
Terence E. Hall	and a Director
(Principal Executive Officer)

*	Executive Vice President,	October 20, 2006
Robert S. Taylor	Chief Financial Officer and Treasurer
(Principal Financial Officer)

*	Director	October 20, 2006
Enoch L. Dawkins

*	Director	October 20, 2006
James M. Funk

*	Director	October 20, 2006
Ernest E. Howard, III

*	Director	October 20, 2006
Justin L. Sullivan

*	Director	October 20, 2006
Richard A. Pattarozzi

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

SESI, L.L.C.
By:	SUPERIOR ENERGY SERVICES, INC., its sole member

By:	/s/ Terence E. Hall
Terence E. Hall
Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
	Chairman of the Board and	October 20, 2006
/s/ Terence E. Hall	Chief Executive Officer

Terence E. Hall	and a Director
(Principal Executive Officer)

*	Executive Vice President,	October 20, 2006
Robert S. Taylor	Chief Financial Officer and Treasurer
(Principal Financial Officer)

*	Director	October 20, 2006
Enoch L. Dawkins

* James M. Funk	Director	October 20, 2006

* Ernest E. Howard, III	Director	October 20, 2006

* Justin L. Sullivan	Director	October 20, 2006

*	Director	October 20, 2006
Richard A. Pattarozzi

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

SUPERIOR ENERGY SERVICES, L.L.C. H.B. RENTALS, L.C. 1105 PETERS ROAD, L.L.C.
By:	/s/ Terence E. Hall
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Terence E. Hall	Director and President	October 20, 2006

Terence E. Hall	(Principal Executive Officer)

*	Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

SPN RESOURCES, LLC
By:	/s/ Terence E. Hall
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	October 20, 2006

Greg Miller	(Principal Executive Officer)

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

/s/ Terence E. Hall	Director	October 20, 2006

Terence E. Hall

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

SEMO, L.L.C. SEMSE, L.L.C.
By:	/s/ Terence E. Hall
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Terence E. Hall	Director and President	October 20, 2006

Terence E. Hall	(Principal Executive Officer)

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

STABIL DRILL SPECIALTIES, L.L.C. NON-MAGNETIC RENTAL TOOLS, L.L.C.
By:	/s/ Terence E. Hall
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	October 20, 2006

Sammy Joe Russo	(Principal Executive Officer)

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

/s/ Terence E. Hall	Director	October 20, 2006

Terence E. Hall

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

SUB-SURFACE TOOLS, L.L.C.
By:	/s/ Terence E. Hall
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	October 20, 2006

Kay S. Vinson	(Principal Executive Officer)

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

/s/ Terence E. Hall	Director	October 20, 2006

Terence E. Hall

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

PRODUCTION MANAGEMENT INDUSTRIES, L.L.C.
By:	/s/ Terence E. Hall
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

/s/ Terence E. Hall	Director	October 20, 2006

Terence E. Hall

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

INTERNATIONAL SNUBBING SERVICES, L.L.C.
By:	/s/ Terence E. Hall
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	October 20, 2006

Jack Hardy	(Principal Executive Officer)

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

/s/ Terence E. Hall	Director	October 20, 2006

Terence E. Hall

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

CONCENTRIC PIPE AND TOOL RENTALS, L.L.C.
By:	/s/ Terence E. Hall
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	October 20, 2006

David Wilson	(Principal Executive Officer)

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

/s/ Terence E. Hall	Director	October 20, 2006

Terence E. Hall

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

FASTORQ, L.L.C.
By:	/s/ Terence E. Hall
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	October 20, 2006

Phillip Jaudon	(Principal Executive Officer)

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

/s/ Terence E. Hall	Director	October 20, 2006

Terence E. Hall

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

F. & F. WIRELINE SERVICE, L.L.C.
By:	/s/ Terence E. Hall
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

/s/ Terence E. Hall	Director	October 20, 2006

Terence E. Hall

*By:	/s/ Terence E. Hall
Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

CONNECTION TECHNOLOGY, L.L.C.
By:	/s/ Terence E. Hall
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Terence E. Hall	Director and President	October 20, 2006

Terence E. Hall	(Principal Executive Officer)

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

*By:	/s/ Terence E. Hall
Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

PROACTIVE COMPLIANCE, L.L.C.
By:	/s/ Terence E. Hall
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	October 20, 2006

Pat Bernard	(Principal Executive Officer)

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

/s/ Terence E. Hall	Director	October 20, 2006

Terence E. Hall

*By:	/s/ Terence E. Hall
Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

DRILLING LOGISTICS, L.L.C.
By:	/s/ Terence E. Hall
Terence E. Hall
Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	October 20, 2006

Ashley M. Lane	(Principal Executive Officer)

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

/s/ Terence E. Hall	Director	October 20, 2006

Terence E. Hall

*By:	/s/ Terence E. Hall
Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

SELIM LLC
SEGEN LLC

By:	/s/ Terence E. Hall

Terence E. Hall
Authorized Representative
     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Terence E. Hall	Manager	October 20, 2006

Terence E. Hall

*	Manager	October 20, 2006

Robert S. Taylor

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

SE FINANCE LP

By:	SEGEN LLC,
Its general partner

By:	/s/ Terence E. Hall

Terence E. Hall
Authorized Representative
     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Terence E. Hall	Manager	October 20, 2006

Terence E. Hall

*	Manager	October 20, 2006

Robert S. Taylor

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

WILD WELL CONTROL, INC.
J.R.B. CONSULTANTS, INC.

By:	/s/ Terence E. Hall

Terence E. Hall
Authorized Representative
     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer	October 20, 2006

Patrick J. Campbell	(Principal Executive Officer)

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

/s/ Terence E. Hall	Director	October 20, 2006

Terence E. Hall

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

BLOWOUT TOOLS, INC.

By:	/s/ Terence E. Hall

Terence E. Hall
Authorized Representative
     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	October 20, 2006

Patrick J. Campbell	(Principal Executive Officer)

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

/s/ Terence E. Hall	Director	October 20, 2006

Terence E. Hall

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

WORKSTRINGS, L.L.C.
SUPERIOR INSPECTION SERVICES, INC.
UNIVERSAL FISHING AND RENTAL TOOLS, INC.

By:	/s/ Terence E. Hall

Terence E. Hall
Authorized Representative
     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	October 20, 2006

Gregory D. Elliott	(Principal Executive Officer)

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

/s/ Terence E. Hall	Director	October 20, 2006

Terence E. Hall

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

SUPERIOR CANADA HOLDING, INC.

By:	/s/ Terence E. Hall

Terence E. Hall
Authorized Representative
     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Terence E. Hall	Director and President	October 20, 2006

Terence E. Hall	(Principal Executive Officer)

*	Treasurer and Secretary	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrants named below have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Harvey, State of Louisiana, on October 20, 2006.

CSI TECHNOLOGIES, LLC

By:	/s/ Terence E. Hall

Terence E. Hall
Authorized Representative
     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	October 20, 2006

Fred L. Sabins	(Principal Executive Officer)

*	Vice President and Treasurer	October 20, 2006

Robert S. Taylor	(Principal Financial Officer)

/s/ Terence E. Hall	Director	October 20, 2006

Terence E. Hall

*By:	/s/ Terence E. Hall

Terence E. Hall
Attorney-in-fact

EXHIBIT INDEX

(a)	Exhibits

3.1	Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996)

3.2	Certificate of Amendment to the Company’s Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 1999)

3.3	Amended and Restated By-laws of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Form 8-K filed on November 15, 2004)

4.1	Specimen Stock Certificate (incorporated herein by reference to Amendment No. 1 to the Company’s Form S-4 on Form SB-2 (Registration Statement No. 33-94454))

4.2	Indenture, dated as of May 22, 2006, by and among SESI, L.L.C., the Guarantors thereunder and The Bank of New York Trust Company, N.A. as trustee, with respect to the 6 7/8% Senior Notes due 2014 of SESI, L.L.C. (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 23, 2006)

4.3	Form of 6 7/8% Senior Note due 2014 (included in Exhibit 4.1 of this Registration Statement)

4.4	Registration Rights Agreement, dated as of May 22, 2006, by and among SESI, L.L.C., the guarantors party thereto, and Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc., Howard Weil Incorporated, Johnson Rice & Company L.L.C., Pritchard Capital Partners, LLC, Raymond James & Associates, Inc. and Simmons & Company International (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on May 23, 2006)

5.1	Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. regarding the validity of the Exchange Notes*

12.1	Calculation of Ratio of Earnings to Fixed Charges**

21.1	Subsidiaries of the Company**

23.1	Consent of KPMG LLP*

23.2	Consent of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. (included in Exhibit 5.1 of this Registration Statement)*

23.3	Consent of DeGolyer and MacNaughton*

24.1	Power of Attorney**

25.1	Statement of Eligibility of The Bank of New York Trust Company, N.A., as trustee**

99.1	Form of Letter of Transmittal**

99.2	Form of Notice of Guaranteed Delivery**

*	Filed herewith.

**	Previously filed.